Exhibit 10.1

                                             [EXECUTION COPY]

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of November 1,
2001 (this "Amendment"), to the Existing Credit Agreement (as defined below) is made by CTC COMMUNICATIONS CORP., a Massachusetts corporation (the "Borrower"), CTC COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Parent"), and certain of the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or are defined by reference in, Article I below).

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent, the Lenders, Toronto Dominion (Texas), Inc., as the Administrative Agent, Lehman Brothers, as the Syndication Agent, Credit Suisse First Boston, as the Documentation Agent, and TD Securities (USA) Inc., as the Arranger, are all parties to the Amended and Restated Credit Agreement, dated as of August 15, 2000, as amended by the First Amendment to Credit Agreement, dated as of September 30, 2000, and the Second Amendment to Credit Agreement, dated as of November 14, 2000 (the "Existing Credit Agreement", and as amended by this Amendment and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, the Borrower desires to modify certain provisions of the Existing Credit Agreement and the Lenders are willing to so modify the Existing Credit Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby covenant and agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):
"Amendment" is defined in the preamble.
"Borrower" is defined in the preamble.
"Credit Agreement" is defined in the first recital.
"Existing Credit Agreement" is defined in the first recital.
"Parent" is defined in the preamble.
"Third Amendment Effective Date" is defined in Article III.

SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Third Amendment Effective Date, the provisions of the Existing Credit Agreement referred to below are hereby amended in accordance with this Article II. Except as expressly so amended, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

SECTION 2.1. Modification of Article I. Article I of the Existing Credit Agreement is hereby amended as follows:

SECTION 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definition in such Section in the appropriate alphabetical sequence:

"Amendment No. 3" means the Third Amendment to Credit Agreement, dated as of November 1, 2001, to this Agreement.

SECTION 2.2. Modification of Article VII. Article VII of the Existing Credit Agreement is hereby amended as follows:

SECTION 2.2.1. Section 7.2.2 of the Existing Credit Agreement is hereby amended by inserting a new clause (l) following clause (k) thereof as follows:

(l) Indebtedness in respect of Capitalized Lease Liabilities incurred in connection with the leasing of T-1 lines; provided, that the aggregate amount of all Indebtedness outstanding pursuant to this clause shall not exceed $110,000,000 during any period after the Total Leverage Ratio set forth in the Compliance Certificate most recently delivered by the Borrower to the Administrative Agent pursuant to clause (d) of Section 7.1.1 (after giving pro forma effect to any such Capitalized Lease Liabilities) was greater than or equal to 5.00:1;

SECTION 2.2.2. Clause (a)(i) of Section 7.2.4 of the Existing Credit Agreement is hereby amended by deleting the reference to "50%" appearing therein and inserting "60%" in replacement therefor.

SECTION 2.2.3. Clause (a)(ii) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:
(ii) Minimum ALEs Installed and Billed. Neither the Borrower nor the Parent will permit the aggregate number of ALEs installed and billed as of the last day of any Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:

Fiscal Quarter 				ALEs
March 31, 2000 				260,000
June 30, 2000 				300,000
September 30, 2000 			350,000
December 31, 2000 			390,000
March 31, 2001 				430,000
June 30, 2001 				470,000
September 30, 2001 			530,000
December 31, 2001 			530,000
March 31, 2002 				570,000

SECTION 2.2.4. Clause (a)(iii) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iii) Minimum Revenue. Neither the Borrower nor the Parent will permit the revenue received by the Consolidated Group as of the last day of any Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal Quarter:

Fiscal Quarter			Revenue
March 31, 2000 			$40,000,000
June 30, 2000 			$47,500,000
September 30, 2000 		$49,500,000
December 31, 2000 		$53,100,000
March 31, 2001 			$59,800,000
June 30, 2001 			$67,700,000
September30, 2001 		$76,900,000
December 31, 2001 		$73,100,000
March 31, 2002 			$81,500,000

SECTION 2.2.5. Clause (a)(iv) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iv) Minimum Consolidated EBITDA. Neither the Borrower nor the Parent will permit the Consolidated EBITDA as of the last day of any Fiscal Quarter set forth below to be less than the amount set forth opposite such Fiscal
Quarter:

Period 			Consolidated EBITDA
March 31, 2000 		($5,400,000)
June 30, 2000 		($5,700,000)
September 30, 2000 	($9,500,000)
December 31, 2000 	($11,800,000)
March 31, 2001 		($10,300,000)
June 30, 2001 		($6,500,000)
September 30, 2001 	($4,400,000)
December 31, 2001 	$1,000,000
March 31, 2002 		$7,000,000

SECTION 2.2.6. Clause (b)(i) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(i) Maximum Total Leverage Ratio. Neither the Parent nor the Borrower will permit the Total Leverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be greater than the ratio set forth opposite such period:

Period							Total Leverage Ratio
07/01/01 through (and including) 12/31/01		n/a
01/01/02 through (and including) 03/31/02		13.00:1
04/01/02 through (and including) 06/30/02		6.50:1
07/01/02 through (and including) 09/30/02		4.50:1
10/01/02 through (and including) 03/31/03		4.00:1
04/01/03 and thereafter 				3.00:1

SECTION 2.2.7. Clause (b)(iii) of Section 7.2.4 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:

(iii) Minimum Interest Coverage Ratio. Neither the Parent nor the Borrower will permit the Interest Coverage Ratio as of the last day of any Fiscal Quarter occurring during any period set forth below to be less than the ratio set forth opposite such period:

Period							Interest Coverage Ratio
07/01/01 through (and including) 09/30/01			n/a
10/01/01 through (and including) 12/31/01			n/a
01/01/02 through (and including) 03/31/02			1.00:1
04/01/02 through (and including) 06/30/02			1.25:1
07/01/02 through (and including) 09/30/02			1.50:1
10/01/02 through (and including) 12/31/02			2.00:1
01/01/03 through (and including) 03/31/03			2.50:1
04/01/03 and thereafter 					3.00:1

SECTION 2.2.8. Clause (b) of Section 7.2.7 of the Existing Credit Agreement is hereby amended by deleting the grid appearing therein and inserting the following grid in replacement therefor:

Fiscal Year			Capital Expenditure Amount
2001 				$175,000,000
2002 				$200,000,000
2003 				$250,000,000
2004 				$250,000,000
2005 				$220,000,000
2006 				$200,000,000
2007 				$200,000,000
2008 				$200,000,000

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment and the amendments contained herein shall become effective on the date (the "Third Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Administrative Agent.

SECTION 3.1. Counterparts. The Administrative Agent shall have received counterparts hereof executed on behalf of the Borrower, the Parent and the Required Lenders.

SECTION 3.2. Amendment Fee. The Administrative Agent shall have received, for the account of each Lender executing this Amendment, an amendment fee in an amount equal to .25% of such Lender's portion of the Total Exposure Amount.

SECTION 3.6. Legal Details, etc. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to enter into this Amendment, the Borrower and the Parent hereby represent and warrant as follows:

SECTION 4.1. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment, the Borrower and the Parent represent and warrant to the Agents, the Lenders and the Issuer that, after giving effect to the terms of this Amendment, the following statements are true and correct: (a) the representations and warranties set forth in Article VI of the Existing Credit Agreement and in the other Loan Documents are true and correct on the Third Amendment Effective Date as if made on the Third Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); and (b) no Default has occurred and has been continuing.

SECTION 4.2. Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower and the Parent, enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Cross References. References in this Amendment to any article or section are, unless otherwise specified, to such article or section of this Amendment.

SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

SECTION 5.3. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 5.4. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, all of which shall be deemed to be an original and which shall constitute together but one and the same agreement.

SECTION 5.5. Expenses. The Borrower hereby agrees to pay to or reimburse the Administrative Agent, upon demand, all of its reasonable expenses in connection with the development, negotiation, preparation, execution and closing of this Amendment, including all reasonable fees and other charges of Mayer, Brown & Platt in connection therewith.

SECTION 5.6. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the date and year first above written.

CTC COMMUNICATIONS CORP.
By:_____________________________
Title:
CTC COMMUNICATIONS GROUP, INC.
By:_____________________________
Title:
TORONTO DOMINION (TEXAS), INC.,
as Lender
By:_____________________________
Title:
CREDIT SUISSE FIRST BOSTON,
as Lender
By:_____________________________
Title:
By:_____________________________
Title:
LEHMAN BROTHERS INC.,
as Lender
By:_____________________________
Title:
LEHMAN COMMERCIAL PAPER INC.,
as Lender
By:_____________________________
Title:
SYNDICATED LOAN FUNDING TRUST,
as Lender
By:_____________________________
Title:
ING (U.S.) CAPITAL LLC,
as Lender
By:_____________________________
Title:
By:_____________________________
Title:
CISCO SYSTEMS, INC.,
as Lender
By:_____________________________
Title:
RFC CAPITAL CORPORATION,
as Lender
By:_____________________________
Title:
IBM CREDIT CORPORATION,
as Lender
By:_____________________________
Title: